UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2008

State Bancorp, Inc.
 (Exact name of Registrant as Specified in Charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

       Two Jericho Plaza
      Jericho, NY  11753
 (Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (516) 465-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

On June 16, 2008 the Honorable Ira B. Warshawsky, J.S.C. signed an Order of Preliminary Approval of Settlement and Form of Notice (“Preliminary Order”) with regard to the Stipulation of Settlement among the parties, dated June 12, 2008, in connection with the previously disclosed shareholder derivative suit filed in the Supreme Court of the State of New York, County of Nassau (the “Court”) (Index No. 012411/07) by Ona Guthartz, First Wall Securities, Inc. and Alan Guthartz as custodian for Jason Guthartz.  The suit names State Bancorp, Inc. (the “Company”) as a nominal defendant and certain of the Company’s current and former directors and officers as defendants.  Among other things, the lawsuit alleges (1) that the defendant directors and officers breached their fiduciary duty to the Company in connection with the Company’s previously disclosed dealings with Island Mortgage Network, Inc. (“IMN”) and the resulting litigation in the United States District Court for the Eastern District of New York and (2) that the directors engaged in corporate waste by awarding bonuses to certain officers who had responsibility for the IMN relationship and by offering a voluntary exit window program to those same officers, each of which have been previously disclosed by the Company.  An amount of damages was not specified in the lawsuit.

The Preliminary Order requires that the Company disseminate a Notice of Pendency and Settlement of Shareholder Derivative Action (the “Notice”) to its stockholders of record within five days after entry of the Preliminary Order.  The Preliminary Order was entered in the County Clerk’s Office, Nassau County on June 17, 2008.

The following summary of the terms of the Stipulation of Settlement is qualified in its entirety by reference to the Notice, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

A. The Company has agreed to implement certain corporate governance provisions within 30 days after the effective date of the Stipulation of Settlement including:

•	Election of directors to the Board of Directors of the Company (“Board”) by majority vote of shareholders with respect to uncontested elections;

•	Periodic committee chair rotation such that no Board member may serve as chair of the same committee of the Board, other than the audit committee, for more than three consecutive years;

•
Amendment of the Company’s by-laws to (i) provide that Board members who are employees of the Company and State Bank of Long Island, the Company’s wholly-owned subsidiary (“SBLI”), and then cease their employment also will cease to be Board members at the next annual meeting of the Company, whether or not their term is expiring and (ii) require at least two-thirds of the Board members to be non-management and non-former management (“Independent Directors”);

•
Adoption of written stock ownership guidelines under which Board members are required to beneficially own no fewer than 5,000 shares of the Company’s common stock, exclusive of any unexercised option grants and unvested restricted stock grants, with a four-year phase-in period;

•
Prohibition of any Independent Director from (a) serving on the board of directors of a common for-profit, publicly traded company with any other Board member and (b) having a common for-profit employer with any other Board member;

•
Requirement that the Independent Directors of the Board shall continue to meet at least twice a year without any management director present and shall be given reasonable access to any and all senior management of the Company;

•
Prohibition of severance to any executive upon the occurrence of a change of control in which such executive retains an executive position at the Company or its affiliates, subsidiaries or successors in interest, with the exception of contracts currently in effect with the Company or SBLI as of June 12, 2008;

•	Submission of overdrafts to the audit committee of the Board listing overdrafts of any customer in excess of $50,000 outstanding for more than 5 days;

B. Board restructuring:

•
Two defendant directors will resign from, retire and/or not seek re-election to the Board within the next two years, one in 2009 and the second in 2010, and neither will seek re-election thereafter. The number of Directors constituting the Board shall be reduced after each of the foregoing departures so that the number of Directors shall be reduced ultimately to ten.

C. Cash payments

•	Gulf Insurance Company will pay $1.2 million to the Company within five business days of Final Court Approval (as defined in the Notice).

The Stipulation of Settlement includes no admission of liability by the Company, SBLI or any of the defendants named in the lawsuit.

The Preliminary Order is subject to final determination by the Court as to the fairness, reasonableness and adequacy of the Stipulation of Settlement.  A fairness hearing is scheduled for August 5, 2008 at 11:00 a.m. before Judge Ira B. Warshawsky at the Supreme Court of the State of New York, Nassau County, 100 Supreme Court Drive, Mineola, New York.  In addition to determining whether to issue a final approval of the Stipulation of Settlement, Judge Ira B. Warshawsky will consider a request by plaintiffs’ counsel for attorneys’ fees and reimbursement of expenses.  The parties to the Stipulation of Settlement have agreed not to oppose any application by plaintiffs’ counsel for fees in an amount no greater than $1 million and expenses in an amount no greater than $30,000.

The Company has received an opinion from independent counsel that each of the individual defendants is entitled to be indemnified by the Company for all reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense and settlement of the lawsuit.   The parties are seeking approval of the Court for the Company to indemnify the individual defendants for their costs incurred by this litigation.  Gulf Insurance Company has agreed to pay an additional $575,000 to the Company (above the $1.2 million agreed to in the Stipulation of Settlement) in final settlement of all insurance claims related to this matter.  This amount will help to offset such indemnification costs as well as the Company’s legal fees incurred in connection with the derivative lawsuit.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

  The following exhibit is filed as part of this report.

  Exhibit 99.1              Notice of Pendency and Settlement of Shareholder Derivative Action

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2008                                                                              State Bancorp, Inc.

By:  /s/Brian K. Finneran
                        Brian K. Finneran
                        Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Notice of Pendency and Settlement of Shareholder Derivative Action